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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-02090

Invesco Bond Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

 Registrant’s telephone number, including area code:      (713) 626-1919

 Date of fiscal year end:      2/28

 Date of reporting period:      11/30/17

Item 1. Schedule of Investments.

Invesco Bond Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	VK-CE-BOND-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2017

(Unaudited)

	Principal Amount	Value

Bonds & Notes–93.06%

Advertising–0.06%

Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$123,000	$132,533

Aerospace & Defense–0.63%

Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	35,000	34,431

7.50%, 03/15/2025(b)	31,000	31,194

Huntington Ingalls Industries, Inc., Sr. Unsec. Gtd. Notes, 3.48%, 12/01/2027(b)	411,000	411,156

KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	66,000	69,218

Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	45,000	46,856

Northrop Grumman Corp., Sr. Unsec. Global Notes, 4.03%, 10/15/2047	714,000	730,943

TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	15,000	15,375

6.50%, 05/15/2025	120,000	122,772

		1,461,945

Agricultural & Farm Machinery–0.04%

Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	94,000	93,737

Air Freight & Logistics–0.44%

Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	685,000	680,616

United Parcel Service, Inc., Sr. Unsec. Notes, 3.75%, 11/15/2047	303,000	305,759

XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	25,000	26,219

		1,012,594

	Principal Amount	Value

Airlines–4.38%

American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	$431,149	$443,717

Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	413,943	424,250

Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	874,175	861,063

Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	472,000	495,270

Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	590,000	613,441

Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	510,000	535,602

Series 2017-2, Class A, Sec. Second Lien Pass Thru Ctfs., 3.60%, 04/15/2031	636,000	650,405

Series 2017-2, Class AA, Sr. Sec. First Lien Pass Thru Ctfs., 3.35%, 04/15/2031	793,000	801,921

Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	425,000	422,596

Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	181,821	186,367

Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 11/23/2020	184,321	189,445

LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	1,293,355	1,312,755

Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	490,569	498,540

Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	585,477	626,167

United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	531,304	550,936

Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 07/07/2027	419,000	416,048

Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	483,000	479,119

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Airlines–(continued)

WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(b)	$623,000	$630,837

		10,138,479

Alternative Carriers–0.09%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	60,000	59,887

Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	58,000	56,695

Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	39,000	38,342

5.38%, 05/01/2025	63,000	63,334

		218,258

Aluminum–0.13%

Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b) 200,000		221,060

Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	67,000	70,852

		291,912

Apparel Retail–0.11%

Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021 40,000		43,224

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	86,000	64,392

L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	98,000	106,007

6.75%, 07/01/2036	10,000	10,025

6.88%, 11/01/2035	40,000	40,600

		264,248

Apparel, Accessories & Luxury Goods–0.61%

Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	14,000	14,298

4.88%, 05/15/2026(b)	75,000	76,852

Michael Kors (USA) Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.00%, 11/01/2024(b)	1,321,000	1,329,022

		1,420,172

Asset Management & Custody Banks–2.55%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	1,215,000	1,276,069

Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	355,000	364,336

Bank of New York Mellon Corp. (The), Unsec. Sub. Medium- Term Notes, 3.30%, 08/23/2029	768,000	762,084

Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	1,090,000	1,227,436

	Principal Amount	Value

Asset Management & Custody Banks–(continued)

Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	$520,000	$535,254

Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	1,425,000	1,592,624

Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	124,000	137,175

		5,894,978

Auto Parts & Equipment–0.05%

Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	25,000	26,617

Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	17,000	18,090

Delphi Jersey Holdings PLC, Sr. Unsec. Notes, 5.00%, 10/01/2025(b)	45,000	45,816

Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	18,000	18,625

		109,148

Automobile Manufacturers–0.23%

General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	532,000	538,774

Automotive Retail–0.58%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	300,000	314,757

5.75%, 05/01/2020	845,000	901,287

Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	23,000	24,208

Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	44,000	46,310

Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	55,000	56,100

		1,342,662

Brewers–1.17%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 4.90%, 02/01/2046	1,897,000	2,146,270

Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/2039	361,000	561,169

		2,707,439

Broadcasting–0.17%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	12,000	11,940

5.00%, 04/01/2024	50,000	50,750

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Broadcasting–(continued)

Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes,f 6.50%, 11/15/2022	$78,000	$79,267

Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	80,000	79,500

Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	51,000	54,570

Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	53,000	54,325

Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	59,000	60,475

		390,827

Building Products–0.38%

Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	70,000	79,100

Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	68,000	69,394

Owens Corning, Sr. Unsec. Gtd. Global Notes, 4.30%, 07/15/2047	701,000	682,513

Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	50,000	52,125

		883,132

Cable & Satellite–2.88%

Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	200,000	191,250

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	70,000	72,275

Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	145,000	150,800

Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.91%, 07/23/2025	1,257,000	1,329,803

Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	390,000	355,741

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	580,000	771,867

Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	689,000	671,365

CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	85,000	91,587

Sr. Unsec. Notes, 10.88%, 10/15/2025(b)	200,000	237,192

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	165,000	164,744

DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	162,000	163,385

7.88%, 09/01/2019	109,000	116,925

	Principal Amount	Value

Cable & Satellite–(continued)

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	$55,000	$45,169

Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	86,000	81,700

7.50%, 04/01/2021	48,000	44,940

NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.95%, 04/01/2041	1,193,000	1,520,948

Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 3.88%, 08/01/2022(b)	120,000	121,524

5.38%, 07/15/2026(b)	69,000	72,450

6.00%, 07/15/2024(b)	50,000	53,187

UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	200,000	204,000

Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	200,000	209,250

		6,670,102

Casinos & Gaming–0.25%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	23,000	25,128

6.88%, 05/15/2023	86,000	92,020

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	52,000	57,979

Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	28,000	28,700

6.00%, 03/15/2023	35,000	38,675

7.75%, 03/15/2022	53,000	61,613

Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	85,000	88,612

Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	81,000	89,505

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	23,000	23,474

5.50%, 03/01/2025(b)	69,000	71,436

		577,142

Coal & Consumable Fuels–0.02%

SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	44,000	46,585

Commodity Chemicals–0.04%

Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	44,000	47,368

Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	41,000	43,665

		91,033

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Communications Equipment–0.11%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	$123,000	$132,225

Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	62,000	63,162

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	63,000	69,930

		265,317

Construction & Engineering–0.01%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	27,000	27,589

Construction Machinery & Heavy Trucks–0.06%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	44,000	46,475

Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	43,000	45,902

Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	41,000	43,332

		135,709

Construction Materials–0.18%

James Hardie International Finance DAC (Ireland), Sr. Unsec. Notes, 5.00%, 01/15/2028(b)	400,000	409,000

Consumer Finance–2.61%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	950,000	980,580

4.63%, 03/30/2025	131,000	139,351

5.13%, 09/30/2024	17,000	18,573

Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	40,000	44,700

Capital One Financial Corp., Sr. Unsec. Global Notes, 3.05%, 03/09/2022	450,000	453,542

3.75%, 03/09/2027	1,210,000	1,222,549

Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	915,000	899,280

Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	788,000	813,610

Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	30,000	32,438

8.00%, 03/25/2020	65,000	71,013

Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	1,300,000	1,354,185

		6,029,821

Copper–0.29%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	80,000	83,200

Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	65,000	63,537

	Principal Amount	Value

Copper–(continued)

Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	$476,000	$515,270

		662,007

Data Processing & Outsourced Services–0.31%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	483,000	496,345

First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	37,000	38,434

Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	172,000	182,427

		717,206

Diversified Banks–12.16%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	815,000	799,010

Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	1,355,000	1,546,394

Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/2038	765,000	1,132,871

Series X, Jr. Unsec. Sub. Notes, 6.25%(c)	305,000	338,169

Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	1,130,000	1,286,900

Series AA, Jr. Unsec. Sub. Notes, 6.10%(c)	1,495,000	1,659,450

Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	440,000	502,876

Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	540,000	577,812

Barclays PLC (United Kingdom), Unsec. Sub. Global Notes, 4.84%, 05/09/2028	200,000	208,006

BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	535,000	562,419

Citigroup Inc., Sr. Unsec. Global Notes, 2.88%, 07/24/2023	245,000	243,782

Unsec. Sub. Global Notes, 5.50%, 09/13/2025	1,220,000	1,374,759

Series N, Jr. Unsec. Sub. Global Notes, 5.80%(c)	750,000	778,912

Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	545,000	572,661

Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	450,000	504,059

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)	$210,000	$237,038
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	1,509,000	1,579,081
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	772,000	788,019
HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 6.00%(c)	845,000	889,785
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	500,000	524,929
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	214,000	223,033
Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec. Notes, 3.54%, 11/08/2027	266,000	266,849
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(c)	720,000	785,520
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	1,170,000	1,189,020
Sr. Unsec. Notes, 3.13%, 07/14/2022(b)	395,000	393,334
JPMorgan Chase & Co., Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	910,000	903,418
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	515,000	517,918
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	535,000	549,713
Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(c)	730,000	722,700
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	775,000	796,312
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Notes, 3.50%, 05/15/2023	894,000	895,802
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	100,000	106,348
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 7.38%(b)(c)	295,000	320,444
Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub. Notes, 7.75%(b)(c)	255,000	279,863
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	300,000	306,389
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	1,840,000	2,161,402
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	375,000	410,944
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	634,000	704,532

	Principal Amount	Value

Diversified Banks–(continued)

Westpac Banking Corp. (Australia), Jr. Unsec. Sub. Global Bonds, 5.00%(c)	$505,000	$505,169
		28,145,642

Diversified Capital Markets–0.93%

Credit Suisse AG (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	519,000	527,434
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	515,000	526,791
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(c)	530,000	553,188
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	498,000	539,322
		2,146,735

Diversified Chemicals–0.43%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	409,000	434,562
7.00%, 05/15/2025	20,000	21,975
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	519,000	517,235
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	27,000	28,246
		1,002,018

Diversified Metals & Mining–0.07%

HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	55,000	60,981
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	64,000	67,520
Sr. Unsec. Notes, 6.13%, 10/01/2035	32,000	36,160
		164,661

Diversified REIT’s–0.98%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2024(b)	16,000	16,680
5.00%, 03/15/2024(b)	16,000	16,680
5.38%, 03/15/2027(b)	36,000	37,800
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	447,000	453,773
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	881,000	941,789
Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	764,000	813,660
		2,280,382

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Diversified Support Services–0.01%

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	$25,000	$25,813

Drug Retail–1.14%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	990,323	1,098,727
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,368,316	1,531,892
		2,630,619

Electric Utilities–2.74%

Electricite de France S.A. (France), Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	1,755,000	1,955,864

Enel Finance International N.V. (Italy),
Sr. Unsec. Gtd. Notes, 2.75%, 04/06/2023(b)	715,000	704,205
3.50%, 04/06/2028(b)	211,000	206,087
4.75%, 05/25/2047(b)	455,000	475,296
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	425,000	435,417

FirstEnergy Corp., Series B, Sr. Unsec. Global Notes, 3.90%, 07/15/2027	387,000	395,590

Series C, Sr. Unsec. Global Notes, 4.85%, 07/15/2047	326,000	352,704

Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	300,000	300,874

Pacific Gas & Electric Co., Sr. Unsec. Notes, 3.30%, 12/01/2027(b)	507,000	504,822

Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	961,000	1,019,849

		6,350,708

Electrical Components & Equipment–0.07%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	95,000	100,225

Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	35,000	36,680

5.00%, 10/01/2025(b)	35,000	37,538

		174,443

Environmental & Facilities Services–0.05%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	40,000	41,400

Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	60,000	61,425

Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	6,000	6,120

		108,945

	Principal Amount	Value

Fertilizers & Agricultural Chemicals–0.77%

Mosaic Co. (The), Sr. Unsec. Global Notes, 3.25%, 11/15/2022	$679,000	$674,674

4.05%, 11/15/2027	1,126,000	1,119,271
		1,793,945

Financial Exchanges & Data–1.63%

Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,080,000	1,166,640

Sr. Unsec. Global Notes, 2.75%, 07/15/2019	40,000	40,319
4.88%, 02/15/2024	1,575,000	1,731,645
5.25%, 07/15/2044	425,000	507,293

MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	80,000	85,000

Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	230,000	236,198

		3,767,095

Food Distributors–0.05%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	100,000	105,500

Food Retail–0.25%

Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	72,000	69,120

Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 2.70%, 07/26/2022(b)	409,000	404,709

Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	96,000	95,520

		569,349

Forest Products–0.15%

Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 4.88%, 09/19/2027(b)	352,000	349,606

Gas Utilities–0.11%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	98,000	102,900

5.88%, 08/20/2026	28,000	29,190

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	37,000	35,242

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	90,000	89,550

		256,882

General Merchandise Stores–0.03%

Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	66,000	69,383

Gold–0.24%

Yamana Gold Inc. (Canada), Sr. Unsec. Notes, 4.63%, 12/15/2027(b)	565,000	565,037

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Health Care Distributors–0.47%

AmerisourceBergen Corp., Sr. Unsec. Global Notes, 3.45%, 12/15/2027	$554,000	$551,290
4.30%, 12/15/2047	544,000	542,628
		1,093,918

Health Care Equipment–0.30%

Becton, Dickinson and Co., Sr. Unsec. Notes, 2.89%, 06/06/2022	444,000	441,268

Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	61,000	62,373

Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 11/15/2027	187,000	191,740

		695,381

Health Care Facilities–0.59%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	50,000	51,875

Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	40,000	37,600

Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	65,000	61,100
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	16,935	10,288
8.00%, 11/15/2019	45,000	40,444
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	125,000	134,219

HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	52,000	56,485

6.50%, 02/15/2020	250,000	269,062
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	76,000	81,130
5.50%, 06/15/2047	272,000	276,080
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	50,000	52,000
5.88%, 02/15/2026	30,000	31,988
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	45,000	46,912

LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	40,000	39,350

Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	11,000	11,234
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	11,000	11,646

Sr. Unsec. Global Notes, 6.75%, 06/15/2023	95,000	89,181
8.13%, 04/01/2022	60,000	59,625
		1,360,219

Health Care REIT’s–1.35%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	994,000	1,040,608

4.25%, 11/15/2023	525,000	551,868
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	310,000	315,525

	Principal Amount	Value

Health Care REIT’s–(continued)

Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	$1,090,000	$1,208,920
		3,116,921

Health Care Services–0.63%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	40,000	41,400
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	47,000	47,176
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(d)	52,000	52,910
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	21,000	22,234
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	591,000	584,645
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.60%, 09/01/2027	450,000	450,797
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	79,000	81,173
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	105,000	113,006
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	22,000	20,130
8.88%, 04/15/2021(b)	10,000	10,125
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	45,000	40,950
		1,464,546

Home Entertainment Software–0.26%

Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	575,000	593,216

Home Improvement Retail–0.04%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	90,000	89,325

Homebuilding–1.00%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	34,000	34,255
6.88%, 02/15/2021(b)	40,000	41,100
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	60,000	63,432
8.75%, 03/15/2022	40,000	43,950
Sr. Unsec. Notes, 5.88%, 10/15/2027(b)	8,000	8,040
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	8,000	9,280
Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026	21,000	22,129
5.38%, 10/01/2022	70,000	75,862

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Homebuilding–(continued)

KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	$30,000	$34,575
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	40,000	42,400
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,815,000	1,805,925
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	47,000	50,805
7.15%, 04/15/2020	25,000	27,438
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	57,000	60,740
		2,319,931

Hotel and Resort REIT’s–0.28%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	105,000	110,803
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	510,000	536,232
		647,035

Hotels, Resorts & Cruise Lines–0.13%

Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	80,000	87,900
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	221,000	219,946
		307,846

Household Products–0.10%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	60,000	61,088
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	21,000	21,814
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	61,000	65,563
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	40,000	42,200
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	46,000	47,150
		237,815

Independent Power Producers & Energy Traders–0.41%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 03/15/2024	45,000	47,363
5.50%, 04/15/2025	123,000	130,226
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	24,000	24,000
5.50%, 02/01/2024	14,000	13,580
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	30,000	32,138
Inkia Energy Ltd. (Peru), Sr. Unsec. Notes, 5.88%, 11/09/2027(b)	601,000	607,010

	Principal Amount	Value

Independent Power Producers & Energy Traders–(continued)

NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	$31,000	$33,015
6.63%, 03/15/2023	34,000	35,346
6.63%, 01/15/2027	16,000	17,320
		939,998

Industrial Conglomerates–0.63%

ALFA, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 6.88%, 03/25/2044(b)	622,000	679,535
General Electric Co., Series D, Jr. Unsec. Sub. Global Notes, 5.00%(c)	754,000	771,907
		1,451,442

Industrial Machinery–0.04%

CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/2021(b)	30,000	31,275
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	40,000	41,300
TriMas Corp., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2025(b)	22,000	22,261
		94,836

Integrated Oil & Gas–0.40%

Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 5.38%, 03/13/2022(b)	558,000	597,897
6.50%, 03/13/2027(b)	308,000	340,032
		937,929

Integrated Telecommunication Services–5.77%

AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	416,000	408,081
3.90%, 08/14/2027	1,449,000	1,441,778
4.75%, 05/15/2046	606,000	581,541
5.15%, 03/15/2042	1,070,000	1,090,282
5.15%, 02/14/2050	911,000	905,284
5.25%, 03/01/2037	475,000	495,996
5.30%, 08/14/2058	866,000	853,851
5.70%, 03/01/2057	490,000	527,122
Sr. Unsec. Notes, 4.45%, 04/01/2024	365,000	385,577
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	41,000	39,873
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.50%, 04/15/2020	78,000	71,467
10.50%, 09/15/2022	95,000	75,525
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	200,000	201,875
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	83,000	91,170
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	83,000	89,304

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–(continued)

Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 7.20%, 07/18/2036	$48,000	$59,820
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	880,000	952,940
7.05%, 06/20/2036	1,165,000	1,540,428
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	307,000	279,739
4.52%, 09/15/2048	2,221,000	2,155,276
4.81%, 03/15/2039	413,000	426,117
5.01%, 08/21/2054	672,000	681,694
		13,354,740

Internet & Direct Marketing Retail–0.86%

Amazon.com, Inc., Sr. Unsec. Notes, 4.05%, 08/22/2047(b)	541,000	565,432
4.25%, 08/22/2057(b)	399,000	421,102
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	1,000,000	994,739
		1,981,273

Internet Software & Services–0.26%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 4.20%, 12/06/2047	295,000	298,825
4.40%, 12/06/2057	290,000	296,359
		595,184

Investment Banking & Brokerage–2.71%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	564,000	629,060
Charles Schwab Corp. (The), Series E, Jr. Unsec. Sub. Global Notes, 4.63%(c)	862,000	884,393
E*TRADE Financial Corp., Sr. Unsec. Global Notes, 2.95%, 08/24/2022	128,000	127,105
Series B, Jr. Unsec. Sub. Global Notes, 5.30%(c)	575,000	581,469
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	565,000	614,671
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	1,060,000	1,197,019
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	310,000	409,533
Series P, Jr. Unsec. Sub. Notes, 5.00%(c)	495,000	493,762
Jefferies Group LLC/Jefferies Group Capital Finance Inc., Sr. Unsec. Global Notes, 4.85%, 01/15/2027	330,000	348,021
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	885,000	975,928
		6,260,961

	Principal Amount	Value

IT Consulting & Other Services–0.15%

DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	$340,000	$355,077

Leisure Facilities–0.06%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	55,000	57,888
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	69,000	70,380
		128,268

Life & Health Insurance–2.48%
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	545,000	536,879
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	950,000	1,109,350
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	390,000	404,558
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	910,000	949,585
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	1,645,000	1,780,877
Pacific Life Insurance Co., Unsec. Sub. Notes, 4.30%, 10/24/2067(b)	430,000	428,121
Prudential Financial, Inc., Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	390,000	541,890
		5,751,260

Managed Health Care–0.48%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	30,000	30,849
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	435,000	458,260
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	32,000	32,160
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	483,000	508,426
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	75,000	79,594
		1,109,289

Metal & Glass Containers–0.07%
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	85,000	93,394
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	25,000	26,469
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	38,000	39,425
		159,288

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Movies & Entertainment–1.27%

AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	$85,000	$83,194
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	43,000	45,634
Time Warner Cable, Inc., Sr. Sec. Gtd. First Lien Global Deb., 6.75%, 07/01/2018	685,000	702,975
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/2036	675,000	830,481
Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	850,000	924,750
Viacom Inc., Jr. Unsec. Sub. Global Notes, 5.88%, 02/28/2057	25,000	24,696
6.25%, 02/28/2057	157,000	153,349
Sr. Unsec. Global Notes, 3.45%, 10/04/2026	194,000	184,386
		2,949,465

Multi-Line Insurance–2.37%

American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	272,000	269,633
9.88%, 06/15/2019	1,055,000	1,168,730

American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	635,000	655,503
4.50%, 07/16/2044	1,485,000	1,559,955
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	425,000	474,434
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	830,000	916,283
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	415,000	438,205
		5,482,743

Office REIT’s–0.41%

Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	550,000	560,958
Hudson Pacific Properties, L.P., Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	390,000	387,984
		948,942

Office Services & Supplies–0.53%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.63%, 10/01/2021	805,000	756,660
4.70%, 04/01/2023	496,000	460,040
		1,216,700

Oil & Gas Drilling–0.09%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	56,000	45,710

	Principal Amount	Value

Oil & Gas Drilling–(continued)

Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	$43,000	$37,410
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	54,000	50,895
6.50%, 12/15/2021	15,000	15,337
7.75%, 12/15/2023	9,000	9,338
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	50,000	44,250
		202,940

Oil & Gas Equipment & Services–0.06%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	25,000	25,062
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	50,000	51,250
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	50,000	40,250
8.25%, 06/15/2023	20,000	19,888
		136,450

Oil & Gas Exploration & Production–2.48%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	902,000	1,134,410
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	77,000	80,657
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	47,000	34,956
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	53,000	54,855
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	103,000	107,506
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	75,000	74,250
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	33,000	21,780
Enterprise Products Operating LLC, Series A, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 5.08% (3 mo. USD LIBOR + 3.71%), 08/01/2066 (e)	300,000	300,375
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	665,000	665,000
Sr. Unsec. Gtd. Global Notes, 6.88%, 03/01/2033	100,000	130,589
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	41,000	41,205
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	48,000	48,420
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	66,000	71,610

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Noble Energy, Inc., Sr. Unsec. Global Notes, 3.85%, 01/15/2028	$653,000	$649,971
4.95%, 08/15/2047	807,000	839,443
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	90,000	92,025

Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	88,000	93,500

QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	22,000	22,385
5.63%, 03/01/2026	21,000	21,391
Sr. Unsec. Notes, 6.88%, 03/01/2021	58,000	63,003
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	50,000	49,000
5.88%, 07/01/2022	43,000	44,398
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	69,000	70,725
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	45,000	45,788
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	69,000	68,138
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), Sr. Sec. Bonds, 4.00%, 08/15/2026(b)	702,000	698,047
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	86,000	86,430
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	65,000	66,470
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	58,000	57,275
		5,733,602

Oil & Gas Storage & Transportation–7.09%

Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec. Notes, 3.65%, 11/02/2029(b)	645,000	640,059
Andeavor Logistics LP/ Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Bonds, 3.50%, 12/01/2022	183,000	183,086
Sr. Unsec. Gtd. Global Notes, 5.20%, 12/01/2047	258,000	259,529
Sr. Unsec. Gtd. Notes, 4.25%, 12/01/2027	192,000	191,971
Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	128,000	139,552
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	15,000	15,844

Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	84,000	87,150

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	107,000	115,025

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	$242,000	$238,824
Energy Transfer, L.P., Sr. Unsec. Global Notes, 4.65%, 06/01/2021	324,000	341,252
Sr. Unsec. Notes, 4.20%, 04/15/2027	308,000	308,149
4.75%, 01/15/2026	845,000	880,192
5.15%, 03/15/2045	725,000	695,564
5.30%, 04/15/2047	651,000	636,206
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	840,000	846,403
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	23,000	24,093
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 4.25%, 09/01/2024	516,000	536,717
5.40%, 09/01/2044	955,000	990,632
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.75%, 01/15/2032	207,000	265,810
7.80%, 08/01/2031	261,000	334,766
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	426,000	451,366
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	292,000	304,241
Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	170,000	174,888
ONEOK Partners, L.P., Sr. Unsec. Gtd. Global Notes, 3.38%, 10/01/2022	400,000	405,215
ONEOK, Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 07/13/2047	696,000	703,862
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	2,130,000	2,111,362
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 4.20%, 03/15/2028	1,231,000	1,242,306
5.00%, 03/15/2027	397,000	423,144
5.63%, 03/01/2025	159,000	175,220
SemGroup Corp., Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(b)	50,000	49,875
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.40%, 10/01/2047	368,000	367,749
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	47,000	48,234
5.25%, 05/01/2023	855,000	878,512
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	85,000	88,506
Sr. Unsec. Notes, 7.88%, 09/01/2021	31,000	36,270

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Williams Partners L.P., Sr. Unsec. Global Notes, 3.60%, 03/15/2022	$729,000	$746,746
Sr. Unsec. Notes, 4.13%, 11/15/2020	447,000	464,377
		16,402,697

Other Diversified Financial Services–0.58%

ILFC E-Capital Trust II, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 4.61% (30yr. U.S. Treasury Yield Curve Rate + 1.80%), 12/21/2065(b)(e)	300,000	290,250
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	47,000	48,469
Park Aerospace Holdings Ltd. (Ireland), Sr. Unsec. Gtd. Notes, 4.50%, 03/15/2023(b)	348,000	338,430
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	474,000	470,291
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), Sr. Sec. Gtd. Notes, 0.00%, 12/05/2022(b)(f)	200,000	183,500
VFH Parent LLC/Orchestra Co- Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	17,000	17,871
		1,348,811

Packaged Foods & Meats–0.10%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	35,000	35,871
JBS USA Lux S.A./JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	60,000	58,875
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	41,000	42,589
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	100,000	105,125
		242,460

Paper Packaging–0.44%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	53,000	56,644
International Paper Co., Sr. Unsec. Global Notes, 5.15%, 05/15/2046	781,000	894,752
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	55,000	56,237
		1,007,633

Paper Products–0.24%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	74,000	74,185
Fibria Overseas Finance Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.00%, 01/14/2025	374,000	371,784
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	20,000	21,175
7.75%, 12/01/2022	22,000	23,348

	Principal Amount	Value

Paper Products–(continued)

PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	$57,000	$57,926
		548,418

Pharmaceuticals–0.15%

Catalent Pharma Solutions, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2026(b)	11,000	11,165
Eli Lilly and Co., Sr. Unsec. Global Notes, 2.35%, 05/15/2022	112,000	111,934
Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	35,000	35,525
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	93,000	86,955
5.88%, 05/15/2023(b)	20,000	17,525
6.13%, 04/15/2025(b)	40,000	34,450
7.25%, 07/15/2022(b)	45,000	43,931
		341,485

Property & Casualty Insurance–0.85%

Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	275,000	292,841
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	312,000	353,076
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	530,000	674,425
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	600,000	649,273
		1,969,615

Railroads–0.05%

Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	103,000	107,120

Regional Banks–0.81%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	42,000	44,992
5.00%, 08/01/2023	60,000	64,722
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	660,000	700,521

First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	340,000	393,286
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	279,000	296,786

Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	370,000	368,605
		1,868,912

Reinsurance–0.32%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	685,000	736,449

Residential REIT’s–0.42%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	940,000	969,318

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Restaurants–0.71%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	$1,260,000	$1,297,800
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	200,000	205,000

Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	44,000	46,970

Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	69,000	73,226

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	23,000	23,596
		1,646,592

Retail REIT’s–0.47%

Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	481,000	471,951

Realty Income Corp., Sr. Unsec. Notes, 3.25%, 10/15/2022	600,000	611,270
		1,083,221

Semiconductor Equipment–0.01%

Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	26,000	26,683

Semiconductors–2.13%

Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	445,000	448,074

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Notes, 3.00%, 01/15/2022(b)	1,045,000	1,033,873
3.50%, 01/15/2028(b)	1,025,000	973,647
3.88%, 01/15/2027(b)	1,086,000	1,067,271

Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	63,000	66,799

NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	806,000	822,765
5.75%, 03/15/2023(b)	489,000	507,337
		4,919,766

Sovereign Debt–0.89%

Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	941,000	983,815

Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	200,000	208,500

Brazilian Government International Bond (Brazil), Sr. Unsec. Global Notes, 4.63%, 01/13/2028	400,000	398,700

Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 7.88%, 07/28/2045	388,000	477,240
		2,068,255

	Principal Amount	Value

Specialized Consumer Services–0.05%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	$27,000	$27,473
Sr. Unsec. Notes, 7.45%, 08/15/2027	91,000	98,962
		126,435

Specialized Finance–4.09%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	3,793,000	4,153,335

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/26/2022	264,000	268,936
4.63%, 10/30/2020	150,000	157,870
5.00%, 10/01/2021	230,000	246,170

Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	394,000	392,120
3.38%, 06/01/2021	825,000	844,575
3.63%, 12/01/2027	410,000	408,427
3.88%, 04/01/2021	995,000	1,035,403

Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	15,000	16,519
Sr. Unsec. Notes, 5.00%, 04/01/2023	108,000	114,480

Aviation Capital Group LLC, Sr. Unsec. Notes, 3.50%, 11/01/2027(b)	1,310,000	1,285,771

International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	515,000	538,063
		9,461,669

Specialized REIT’s–1.41%

Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	1,215,000	1,279,117

EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/2020	1,384,000	1,541,501

Equinix Inc., Sr. Unsec. Notes, 5.75%, 01/01/2025	7,000	7,516
5.88%, 01/15/2026	114,000	123,975

GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	50,000	54,094

Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	38,000	40,006

Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	46,000	48,415

Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	66,000	65,446

SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	89,000	92,337
		3,252,407

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Specialty Chemicals–0.23%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	$40,000	$41,800
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	150,000	157,500
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	60,000	66,975
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	62,000	70,525
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	59,000	59,516
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	66,000	71,115
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	42,000	45,412
Sr. Unsec. Gtd. Notes, 5.75%, 12/15/2025(b)	9,000	9,225
Venator Finance S.a.r.l./Venator Materials Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	21,000	22,208
		544,276

Steel–0.33%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	39,000	49,238
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	19,000	20,128
5.13%, 10/01/2021	75,000	77,156
Sr. Unsec. Gtd. Notes, 4.13%, 09/15/2025(b)	195,000	195,975
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	395,000	410,721
		753,218

Systems Software–0.02%

Symantec Corp., Sr. Unsec. Notes, 5.00%, 04/15/2025(b)	42,000	44,100

Technology Distributors–0.24%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	485,000	505,217
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	42,000	44,100
		549,317

Technology Hardware, Storage & Peripherals–1.03%

Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	255,000	272,804
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	1,286,000	1,415,002
8.35%, 07/15/2046(b)	311,000	391,441
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	115,000	124,823
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	55,000	59,331

	Principal Amount	Value

Technology Hardware, Storage & Peripherals–(continued)

Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	$95,000	$110,497
		2,373,898

Thrifts & Mortgage Finance–0.11%

Nationwide Building Society (United Kingdom), Unsec. Sub. Notes, 4.13%, 10/18/2032(b)	250,000	250,208

Tobacco–1.16%
BAT Capital Corp. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.76%, 08/15/2022(b)	682,000	677,054
3.22%, 08/15/2024(b)	445,000	444,181
3.56%, 08/15/2027(b)	643,000	643,181
Philip Morris International Inc., Sr. Unsec. Global Notes, 2.50%, 11/02/2022	940,000	930,065
		2,694,481

Trading Companies & Distributors–0.11%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	51,000	52,785
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(b)	73,000	76,650
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	63,000	69,306
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	42,000	44,836
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	20,000	21,250
		264,827

Trucking–0.19%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	27,000	26,696
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(b)	170,000	171,148
4.50%, 08/01/2022(b)	233,000	232,417
		430,261

Wireless Telecommunication Services–1.96%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	620,000	648,058
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	565,000	709,831
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	200,000	214,900
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	9,000	9,090
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	1,215,000	1,378,018

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	$60,000	$64,425
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	86,000	91,805
7.63%, 02/15/2025	35,000	37,258
7.88%, 09/15/2023	167,000	180,360
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset- Backed Notes, 3.36%, 03/20/2023(b)	1,197,000	1,209,329
		4,543,074
Total Bonds & Notes (Cost $205,104,011)		215,331,258

U.S. Treasury Securities–2.55%

U.S. Treasury Bills–0.04%(g)(h)

1.04%, 02/01/2018	5,000	4,990
1.10%, 02/01/2018	95,000	94,816
1.15%, 02/01/2018	5,000	4,990
		104,796

U.S. Treasury Notes–1.93%

2.00%, 10/31/2022	1,940,200	1,927,999
2.25%, 10/31/2024	1,006,800	1,002,887
2.25%, 11/15/2027	1,549,400	1,526,489
		4,457,375

U.S. Treasury Bonds–0.58%

2.75%, 08/15/2047	1,366,800	1,342,053
Total U.S. Treasury Securities (Cost $5,916,812)		5,904,224
	Shares

Preferred Stocks–2.15%

Investment Banking & Brokerage–1.55%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	20,000	542,800
Morgan Stanley, Series E, 7.13% Pfd.	65,000	1,894,750
Morgan Stanley, Series F, 6.88% Pfd.	40,000	1,155,600
		3,593,150

Regional Banks–0.43%

CIT Group Inc., Series A, 5.80% Pfd.	10,000	10,338
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	30,000	854,700
SunTrust Banks, Inc., Series G, 5.05% Pfd.	121,000	123,577
		988,615

	Shares	Value

Reinsurance–0.17%
Reinsurance Group of America, Inc., 6.20% Pfd.	14,000	$386,400
Total Preferred Stocks (Cost $4,351,000)		4,968,165

	Principal Amount

Asset-Backed Securities–0.81%
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	$218,813	222,910
Series 2017-1A, Class A2I, Pass Through Ctfs., 3.63%, 11/20/2047(b)	800,000	806,004
Series 2017-1A, Class A2II, Pass Through Ctfs., 4.03%, 11/20/2047(b)	855,000	853,941
Total Asset-Backed Securities (Cost $1,879,796)		1,882,855

Municipal Obligations–0.17%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057 (Cost $319,500)	300,000	380,016

	Shares

Money Market Funds–0.60%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (i)	486,646	486,646

Invesco Liquid Assets Portfolio – Institutional Class, 0.88% (i)	347,534	347,604

Invesco Treasury Portfolio – Institutional Class, 0.98% (i)	556,166	556,166

Total Money Market Funds (Cost $1,390,416)		1,390,416
TOTAL INVESTMENTS IN SECURITIES–99.34% (Cost $218,961,535)		229,856,934

OTHER ASSETS LESS LIABILITIES–0.66%		1,532,453

NET ASSETS–100.00%		$231,389,387

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

Investment Abbreviations:

Ctfs.	— Certificates
Deb.	— Debentures
Gtd.	— Guaranteed
Jr.	— Junior
LIBOR	— London Interbank Offered Rate
Pfd.	— Preferred
PIK	— Pay-in-Kind
RB	— Revenue Bonds

REGS	— Regulation S
REIT	— Real Estate Investment Trust
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
Unsec.	— Unsecured
USD	— United States Dollar

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $67,693,960, which represented 29.26% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2017.

(f)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F.

(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
U.S. Treasury 2 Year Notes	24	March–2018	$5,145,750	$(3,426)	$(3,426)
U.S. Treasury 5 Year Notes	182	March–2018	21,174,562	(57,616)	(57,616)
U.S. Treasury 10 Year Notes	140	March–2018	17,366,563	(84,849)	(84,849)
U.S. Treasury 30 Years Notes	19	March–2018	2,882,656	(27,061)	(27,061)
Subtotal – Long				(172,952)	(172,952)
Short Futures Contracts
U.S. Treasury 10 Year Ultra Bonds	8	March–2018	(1,065,375)	8,168	8,168
U.S. Treasury Ultra Bonds	70	March–2018	(11,541,250)	142,540	142,540
Subtotal – Short				150,708	150,708
Total Futures Contracts – Interest Rate Risk				$(22,244)	$(22,244)

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco Bond Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.    Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Bond Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value”

Invesco Bond Fund

G.	Swap Agreements – (continued)

or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

H.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Bond Fund

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended November 30, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$215,331,258	$—	$215,331,258
U.S. Treasury Securities	—	5,904,224	—	5,904,224
Preferred Stocks	4,834,250	133,915	—	4,968,165
Asset-Backed Securities	—	1,882,855	—	1,882,855
Municipal Obligations	—	380,016	—	380,016
Money Market Funds	1,390,416	—	—	1,390,416
	6,224,666	223,632,268	—	229,856,934
Futures Contracts*	(22,244)	—	—	(22,244)
Total Investments	$6,202,422	$223,632,268	$—	$229,834,690

* Unrealized appreciation (depreciation).

NOTE 3 -- Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2017:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts—Exchange-Traded	$ 150,708
Derivatives not subject to master netting agreements	(150,708)
Total Derivative Assets subject to master netting agreements	$ —

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts—Exchange-Traded	$(172,952)
Derivatives not subject to master netting agreements	172,952
Total Derivative Liabilities subject to master netting agreements	$ —

Effect of Derivative Investments for the nine months ended November 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ —	$ 5,782	$ —	$ 5,782
Futures contracts	—	—	(433,683)	(433,683)
Swap agreements	(20,425)	—	—	(20,425)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	—	—
Futures contracts	—	—	(4,469)	(4,469)
Swap agreements	19,096	—	—	19,096
Total	$ (1,329)	$ 5,782	$ (438,152)	$ (433,699)

The table below summarizes the nine month average notional value of futures contracts and the four month average notional value of forward foreign currency contracts and swap agreements.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$ 1,720,596	$ 45,057,982	$ 2,500,000

Invesco Bond Fund

Item 2.	Controls and Procedures.

(a)	As of November 17, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 17, 2017, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:    January 29, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:    January 29, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:    January 29, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.